UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FTC Solar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

DATED JULY 15, 2025

[●], 2025

Dear Fellow Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of FTC Solar, Inc. to be held virtually via a live audio webcast accessible at www.proxydocs.com/FTCI on [●], 2025, at 10:00 AM, Central Time.

We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying materials:

1.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of an aggregate 6,836,237 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), issuable upon exercise of certain Warrants to Purchase Common Stock (the “Warrants”), in excess of the exercise caps applicable to the Warrants;

2.	To approve an amendment to our 2021 Stock Incentive Plan (the “2021 Plan”) to reserve an additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan;

3.

To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2; and

4.	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors of FTC Solar, Inc. (“Board of Directors” or the “Board”) has determined that the matters to be considered at the Special Meeting are in the best interests of FTC Solar, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote FOR each matter to be considered.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our Proxy Statement for the Special Meeting at www.proxydocs.com/FTCI. On or about [●], 2025, we will mail our stockholders a Notice of Internet Availability containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail, via phone or over the Internet, or during the Special Meeting. On behalf of the Board of Directors and the officers and employees of FTC Solar, I would like to take this opportunity to thank our stockholders for their continued support of FTC Solar. We look forward to seeing you virtually at the meeting.

Sincerely,

Yann Brandt
President and Chief Executive Officer

FTC SOLAR, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Special Meeting of Stockholders (“Special Meeting”) of FTC Solar, Inc. (the “Company”, “FTC Solar”, “we”, “our”, or “us”) will be held virtually via a live audio webcast accessible at www.proxydocs.com/FTCI at 10:00 AM, Central Time, on [●], 2025 for the following purposes:

1.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of an aggregate 6,836,237 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), issuable upon exercise of certain Warrants to Purchase Common Stock (the “Warrants”), in excess of the exercise caps applicable to the Warrants (the “Warrant Exercise Proposal”);

2.	To approve an amendment to our 2021 Stock Incentive Plan (the “2021 Plan”) to reserve an additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan (the “Plan Amendment Proposal”);

3.

To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2 (the “Adjournment Proposal”); and

4.	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the approval of the Warrant Exercise Proposal, (ii) FOR the approval of the Plan Amendment Proposal, and (iii) FOR the Adjournment Proposal.

The Board of Directors has fixed the close of business on July 9, 2025, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Special Meeting. A list of the stockholders of record as of the close of business on July 9, 2025, will be available for inspection by any of our stockholders for any purpose germane to the Special Meeting online by registering at www.proxydocs.com/FTCI or, by appointment only, during normal business hours at our principal executive offices, 9020 N. Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759, for a period of ten days prior to the Special Meeting.

Stockholders are cordially invited to attend the Special Meeting virtually. In order to attend the Special Meeting, you must visit www.proxydocs.com/FTCI and register by entering the control number included on your proxy card or voting instruction form. After registering, you will receive further instructions via email, including a unique link to access the virtual Special Meeting and to vote and submit questions during the Special Meeting.

Regardless of whether you plan to attend the Special Meeting virtually, please mark, date, sign and return the enclosed proxy, or vote via the Internet or telephone by visiting www.proxydocs.com/FTCI to ensure that your shares are represented at the Special Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares virtually at the Special Meeting, even though they have sent in proxies.

If you have any questions, would like additional copies of the Proxy Statement or need assistance with voting, please contact FTC Solar’s proxy solicitor, Georgeson LLC, at 888-615-5635 or by email at ftcsolar@georgeson.com.

By Order of the Board of Directors,

Cathy Behnen
Secretary

               [●], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2025:

The Company’s Proxy Statement for the Special Meeting of Stockholders is available at www.proxydocs.com/FTCI.

YOUR VOTE IS IMPORTANT

ABOUT THE MEETING	1
PROPOSAL NO. 1: APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF AN AGGREGATE OF 6,836,237 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF CERTAIN WARRANTS TO PURCHASE COMMON STOCK AND IN EXCESS OF THE EXERCISE CAPS APPLICABLE TO THE WARRANTS	4
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE FTC SOLAR, INC. 2021 STOCK INCENTIVE PLAN TO RESERVE AN ADDITIONAL 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER	7
PROPOSAL NO. 3: ADJOURNMENT	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
STOCKHOLDER PROPOSALS	18
DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING	18
WHERE YOU CAN FIND ADDITIONAL INFORMATION	18
OTHER MATTERS	19
APPENDIX A – AMENDMENT TO FTC SOLAR, INC. 2021 STOCK INCENTIVE PLAN	A-1
APPENDIX B – FTC SOLAR, INC. 2021 STOCK INCENTIVE PLAN, AS AMENDED	B-1

Although we refer to our website in this proxy statement, the contents of our website are not included or incorporated by reference into this proxy statement. All references to our website in this proxy statement are intended to be inactive textual references only.

1

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

[●], 2025

ABOUT THE MEETING

What is the date, time and place of the Special Meeting?

Our Special Meeting will be held on [●], 2025, beginning at 10:00 AM, Central Time, virtually via a live audio webcast accessible at www.proxydocs.com/FTCI. In order to attend the Special Meeting, you must visit www.proxydocs.com/FTCI and register by entering the control number included on your proxy card or voting instruction form. After registering, you will receive further instructions via email, including a unique link to access the virtual Special Meeting and to vote and submit questions during the Special Meeting.

During the Special Meeting, we may answer pertinent questions submitted online by stockholders, if time permits, or we may respond to pertinent questions following the meeting. Note that we may group or summarize similar or related questions to provide answers as efficiently as possible. We may not, however, be able to provide live answers to questions submitted.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act on the following matters:

1.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of an aggregate 6,836,237 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), issuable upon exercise of certain Warrants to Purchase Common Stock (the “Warrants”), in excess of the exercise caps applicable to the Warrants (the “Warrant Exercise Proposal”);

2.	To approve an amendment to our 2021 Stock Incentive Plan (the “2021 Plan”) to reserve an additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan (the “Plan Amendment Proposal”);

3.

To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2 (the “Adjournment Proposal”); and

4.	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on July 9, 2025, the record date for the meeting, are entitled to receive notice of and to participate in the Special Meeting. If you were a stockholder of record on that date, you will be entitled to attend the meeting and vote all of the shares you held on that date at the meeting, or any postponement or adjournment thereof. As of the record date, there were 14,872,017 shares of Common Stock outstanding, all of which are entitled to be voted at the Special Meeting.

What are the voting rights of the holders of our Common Stock?

Holders of Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval. Pursuant to our Certificate of Incorporation, the total number of authorized shares of preferred stock is 10,000,000 shares. We have no shares of preferred stock issued or outstanding as of the date of this proxy statement.

What constitutes a quorum?

The presence, in person, or represented by proxy, of the holders of Common Stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum at the meeting, permitting the meeting to conduct its business. As of the record date, there were 14,872,017 shares of Common Stock outstanding, all of which are entitled to be voted at the Special Meeting.

What vote is required to approve each item?

The affirmative vote of a majority of the total votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Warrant Exercise Proposal is required for the approval of the Warrant Exercise Proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A failure to vote by a bank, broker or other nominee for which the bank, broker or other nominee does not have voting discretion for the matter will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for the Warrant Exercise Proposal. You may vote FOR, AGAINST or ABSTAIN from voting.

The affirmative vote of a majority of the total votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Plan Amendment Proposal is required for the approval of the Plan Amendment Proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A failure to vote by a bank, broker or other nominee for which the bank, broker or other nominee does not have voting discretion for the matter will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for the Plan Amendment Proposal. You may vote FOR, AGAINST or ABSTAIN from voting.

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the matter at the Special Meeting is required to approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2.

The inspector of election for the Special Meeting shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof.

Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. A “broker non-vote” will occur when a bank, broker or other nominee, as the holder of record for a beneficial owner (as described below), does not vote on a particular proposal because such nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. Such broker non-votes will have no effect on the results of the vote on Proposal Nos. 1, 2 and 3.

What are the Board’s recommendations?

As more fully discussed under “Matters to Come Before the Special Meeting”, our Board recommends a vote FOR the Warrant Exercise Proposal, FOR the Plan Amendment Proposal, and FOR the Adjournment Proposal.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) FOR the approval of the Warrant Exercise Proposal; (2) FOR the approval of the Plan Amendment Proposal;

(3) FOR the adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2; and (4) in accordance with the recommendation of our Board, FOR or AGAINST all other matters as may properly come before the Special Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the enclosed proxy card, or via the Internet or telephone by visiting www.proxydocs/FTCI.

Voting instructions are provided on the proxy card contained in the proxy materials, or on your Notice of Special Meeting of Stockholders.

If you are a beneficial owner (that is, if you hold your shares in “street name” through a bank, broker or other nominee as holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other nominee. The availability of telephone or Internet voting will depend upon such nominee’s voting process.

If you attend the Special Meeting virtually, you can vote virtually during the meeting. If you are a street name holder and wish to vote at the meeting, you must first obtain a valid legal proxy from your bank, broker or other nominee authorizing you to vote and submit proof of your valid legal proxy via email to dsmsupport@betanxt.com prior to the start of the Special Meeting.

If you have any questions or need assistance with voting, please contact FTC Solar’s proxy solicitor, Georgeson LLC, at 888-615-5635 or by email at ftcsolar@georgeson.com.

Can I change my vote after I return my proxy card or voting instructions?

Yes. Stockholders of record can revoke their proxy at any time prior to the exercise of that proxy, by voting in person at the Special Meeting, or by filing a written revocation or duly executed proxy bearing a later date with our Secretary at our headquarters.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

Who pays for costs relating to the proxy materials, proxy solicitations and the Special Meeting of stockholders?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Special Meeting of Stockholders and the enclosed proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. We have hired Georgeson LLC to assist in the proxy solicitation process. We have agreed to pay Georgeson LLC a fee of approximately $16,500, plus customary costs and expenses for these services. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, other electronic means and personal solicitation by our directors, officers or other regular employees. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

MATTERS TO COME BEFORE THE SPECIAL MEETING

PROPOSAL NO. 1: APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF AN AGGREGATE OF 6,836,237 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF CERTAIN WARRANTS TO PURCHASE COMMON STOCK AND IN EXCESS OF THE EXERCISE CAPS APPLICABLE TO THE WARRANTS

We are seeking stockholder approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of shares an aggregate of 6,836,237 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock, each dated July 2, 2025 (the “Warrants”) and issued by us to certain holders of the Warrants (the “Holders”) and in excess of the Exercise Caps (as defined in the Warrants) applicable to the Warrants. Upon receipt of stockholder approval of this matter, we will be able to issue shares of Common Stock equal to or in excess of 20% of our Common Stock outstanding on the date the Warrants were originally issued without further action from our stockholders and without violating Nasdaq rules.

The information set forth in this Proposal No. 1 is qualified in its entirety by reference to the full text of the form Warrant attached as Exhibit 4.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2025.

Summary of General Terms of the Warrants

To bolster our balance sheet and to secure financing necessary for the operation of our business, we entered into a Credit Agreement, dated July 2, 2025, by and among the Company, the lenders party thereto, and Acquiom Agency Services LLC, as administrative agent for the lenders (the “Credit Agreement”). The Credit Agreement provides for an initial term loan financing of $37.5 million, of which $14,347,208 was funded on July 2, 2025. The Credit Agreement also provides for up to an additional $37.5 million in funding to be available to the Company as may be needed in the future upon mutual agreement between the Company and the Lenders, for a total potential financing of $75 million.

On July 2, 2025, in connection with the transactions under the Credit Agreement, we issued the Warrants to the Holders in a private placement in reliance upon an exemption from registration contained in Section 4(a)(2) under the Securities Act of 1933, as amended. The Warrants are exercisable, in the aggregate, for up to 6,836,237 shares of Common Stock for an exercise price of $0.01 per share. The Warrants are exercisable from time to time until or prior to 11:59 p.m., New York time, on July 2, 2035. The Warrants are exercisable in accordance with their terms for either a cash payment equal to the exercise price or on a cashless exercise basis.

In the event of a change of control of the Company, a Holder may, at its option, elect to exercise its Warrants or exercise a repurchase option that requires the Company to repurchase its Warrants upon the consummation of the change of control for a cash amount equal to the Black Scholes Value (as defined in the Warrants). Additionally, the Warrants provide each Holder with a pro rata purchase right (based on the total number of shares of Common Stock held by a Holder and the number of shares issuable upon exercise of the Warrants) in the event the Company issues any equity securities, convertible securities or rights, options or warrants to purchase equity securities, subject to customary exceptions and conditions. A Holder of the Warrants may not exercise any portion of such Holder’s Warrants to the extent that the Holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the Holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the Holder to the Company, the Holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise. The foregoing beneficial ownership limitation terms do not apply to the Warrants issued to AV Securities, Inc. (“AV Securities”). The Warrants include other customary terms and provisions, including adjustment provisions relating to stock splits, stock dividends, reclassifications and other recapitalization events.

Except as otherwise provided in the Warrants or by virtue of a Holder’s ownership of shares of Common Stock, such Holder of the Warrant does not have the rights or privileges of a holder of Common Stock, including any voting rights, until such Holder exercises such Holder’s Warrants. The Warrants provide that the Holders of the Warrants do not have the right to participate in distributions or dividends paid on shares of Common Stock.

Pursuant to the Credit Agreement, at the request of the Required Lenders (as defined in the Credit Agreement), we also agreed to enter into a Registration Rights Agreement, in the form attached to the Credit Agreement (the “RRA”), pursuant to which we will agree to file a registration statement registering the resale by the Holders of the maximum number of shares issuable upon exercise of the Warrants. Upon our entry into the RRA, we will be required to file such registration statement with the Securities and Exchange Commission within the later of 30 days following the closing of the Credit Agreement and 5 business days after our entry into the RRA, and seek effectiveness of such registration statement within 75 days.

Requirement of Stockholder Approval and Exercise Cap

Our Common Stock is listed on The Nasdaq Capital Market, and as such we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding Common Stock or voting power of an issuer prior to a private placement for less than the applicable “Minimum Price.” Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement. As discussed above, the Warrants are exercisable for $0.01 per share, which is less than the Minimum Price. Further, the total number of shares of Common Stock potentially issuable under the Warrants is 6,836,237 in total for all Warrants, which is greater than 20% of the shares of Common Stock outstanding on the date the Warrants were issued.

Section 1(h) of each of the Warrants provides that we may not issue any shares of Common Stock under each such Warrant in excess of the applicable Exercise Cap, unless stockholder approval is obtained. The Exercise Caps applicable to all of the Warrants currently limit the total number of shares issuable upon exercise of all of the Warrants to no more than 2,615,491 shares of Common Stock issuable in the aggregate under the Warrants, which equaled 19.99% of our Common Stock outstanding on the date the Warrants were issued.

Accordingly, to satisfy the requirements of Nasdaq Listing Rule 5635(d), we need stockholder approval under the Nasdaq Listing Rules to permit the issuance of shares of 20% or more of our outstanding Common Stock upon the exercise of the Warrants.

Our board of directors is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions described above or the issuance of the Warrants, as these transactions, including the issuance of the Warrants, have already been completed. We are only asking for approval to issue up to an aggregate of 6,836,237 shares upon the exercise of the Warrants.

Rationale and Effect of Failure to Obtain Stockholder Approval

The value of the Warrants received by the lenders under the Credit Agreement was a material inducement to the lenders providing the related financing, and the lenders’ valuation and underwriting of their investment in the Company includes the value they receive as a result of the related warrant coverage. Pursuant to the Credit Agreement, the lenders provided initial term loans in the aggregate principal amount of $14,347,208 on July 2, 2025. These term loans were provided in proportion to the total number of shares of Common Stock for which the associated Warrants may be exercised, and the Warrants are currently exercisable for a total of 2,615,491 shares of Common Stock in the absence of the requested approval of the Warrant Exercise Proposal. Further funding under the Credit Agreement depends, in part, on the lenders receiving similar Warrant coverage on any further financing they may provide under the Credit Agreement. As a result, stockholder approval of the Warrant

Exercise Proposal pursuant to Nasdaq Listing Rule 5635(d) is important to the Company to enable further funding under the Credit Agreement, including an additional $23,152,792 aggregate principal amount of additional term loans that will be available to be funded under the Credit Agreement if this Proposal No. 1 is approved.

The Company carefully considered its financing alternatives and the expense of conducting one or more special stockholder meetings to approve the exercise of the Warrants in excess of the Exercise Caps pursuant to Nasdaq Listing Rule 5635(d). Based on this assessment, the Company concluded that the Credit Agreement, including the related Warrant coverage, were the best available financing alternative. If the Warrant Exercise Proposal is not approved, we will be required to seek alternative sources of financing from new financing partners, which will require further time and expense to accomplish.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposal; Interests and Voting Rights of AV Securities

If this Proposal No. 1 is approved, existing stockholders will incur dilution in their ownership interests in the future to the extent that the Company issues shares upon exercise of the Warrants. Assuming the full exercise of the Warrants (and without taking into account any beneficial ownership limitations pursuant to the terms of the Warrants), an aggregate of 6,836,237 additional shares of our Common Stock will be outstanding, which would equal approximately 31.5% of our outstanding shares (based on 14,872,017 shares outstanding on the record date for the Special Meeting and assuming the full exercise of the Warrants). As a result, the ownership interest of our existing stockholders would be correspondingly reduced. The issuance of shares of our Common Stock upon the exercise of the Warrants could also have a dilutive effect on our book value per share and future earnings per share. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.

AV Securities is a lender under the Credit Agreement and a Holder of Warrants. As of the record date for the Special Meeting, AV Securities was the beneficial owner of 1,750,000 shares of Common Stock and has the power to cause such shares to be voted in favor of the Warrant Exercise Proposal. See “Security Ownership of Certain Beneficial Owners and Management” below for further information regarding the ownership of our Common Stock and Warrants by AV Securities.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Special Meeting. Abstentions will be treated as votes against Proposal No. 1. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal No. 1. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF COMMON STOCK UNDERLYING THE WARRANT IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING.

PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE FTC SOLAR, INC. 2021 STOCK INCENTIVE PLAN TO RESERVE AN ADDITIONAL 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Plan Amendment

To accomplish the key objectives of our equity-based compensation programs, our Board of Directors has adopted resolutions approving, subject to approval by our stockholders, an amendment to the 2021 Plan to increase the number of shares of Common Stock available for grant under the 2021 Plan by reserving an additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan (the “Plan Amendment”). The 2021 Plan as amended by the Plan Amendment is referred to below as the “Amended Plan.” The Plan Amendment is attached as Appendix A to this Proxy Statement, and the Amended Plan is attached as Appendix B to this Proxy Statement.

Except for the proposed increase in the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan and related conforming changes to Section 4 of the 2021 Plan, the Plan Amendment does not change any other term or provision of the 2021 Plan as in effect prior to the Plan Amendment.

Background and Reasons for Plan Amendment

Our 2021 Plan was first adopted by our Board of Directors in April 2021 and was approved by our stockholders and became effective immediately upon our initial public offering (the “IPO”). The 2021 Plan and the shares of Common Stock initially reserved for issuance under the 2021 Plan were based on (among other factors) the size of our business, our employee headcount, and our growth expectations as of our IPO.

Key Equity Compensation Principles and Objectives

The purpose of the 2021 Plan is to provide additional incentives to selected officers, employees, non-employee directors, independent contractors and consultants, to strengthen their commitment, motivate them to faithfully and diligently perform their responsibilities and to attract and retain competent and dedicated persons who are essential to the success of our business and whose efforts will impact our long-term growth and profitability.

The 2021 Plan is also designed to accomplish the following business objectives.

•

Equity-Based Compensation Conserves Cash: We are focused on becoming a profitable and cash flow positive business. To accomplish these objectives and to continue to drive sales growth and profitability, we need to carefully conserve cash and use our cash for investments and other activities that we believe will accomplish these objectives. In addition to aligning the interests of our stockholders and our employees and creating a culture of ownership among our employees, we use equity-based compensation (instead of cash-based incentives) to conserve our cash.

•

Equity-Based Compensation Needed to Attract Talent: The competition for talented employees in our industry is intense, and we do not believe that we have the cash resources to create cash-based incentive programs sufficient enough to attract the employees and talent levels required to drive the growth of our business. Accordingly, we believe that our use of equity-based compensation is an essential component of our compensation programs and that equity awards are central to our employment value proposition and are needed for us to retain existing talent and to compete for top talent going forward.

Employees Have Borne Significant Dilution; Retention of Key Employees

To accomplish our business objectives, including profitability, the Company requires a significant investment to expand our marketing and sales operations, to invest in our R&D and product development initiatives, and to bolster our balance sheet to secure new customers. This has required significant investment in FTC since December 2024, including the $15 million financing provided by AV Securities in December 2024, and the further financing provided under the Credit Agreement during July 2025.

In order to secure this financing, though, we have been required to provide significant equity inducements to our financing partners. However, as a result of these financings and the related warrant issuances, the equity ownership of our employees has been significantly diluted. Specifically, we have issued Common Stock warrants exercisable for a total of 8,586,237 shares of our Common Stock (including warrants issued to AV Securities in December 2024 and which were exercised for 1,750,000 shares of Common Stock), and these warrants have exercise prices ranging from $0.01 per share to $0.10 per share. The 6,836,237 shares of Common Stock issuable upon exercise of the Warrants issued in July 2025, together with the 1,750,000 shares of Common Stock issued upon exercise of the AV Securities warrant issued in December 2024, represent approximately 39.6% of our outstanding Common Stock as of July 9, 2025 (based on 14,872,017 shares of Common Stock outstanding on the record date for this Special Meeting and assuming the full exercise of the Warrants).

As discussed above, our Board of Directors does not believe it is prudent to use significant amounts of our cash resources for employee salaries and bonuses, and we have a limited ability to provide cash-based inducements or cash-based retention bonuses to our key employees. Our Board of Directors believes that the equity incentives we have provide to our employees are among the key ways that we can retain our employees and the talent required to drive FTC toward its business objectives, including profitability.

Accordingly, to strengthen organizational continuity and to secure and retain our key employees and top talent during a period of strategic transition and growth for the Company, we are seeking approval of the Plan Amendment in order to have the available share reserve to design and implement an equity-based retention program for our key employees. We believe this strategic initiative underscores our commitment to recognizing high-performing individuals whose contributions are critical to our long-term success. We believe that retaining our key employees is critical to our success and will increase shareholder value. Further, we believe that an equity-based retention program provides significant alignment between the interests of our key employees and our stockholders and will reinforce a culture of loyalty recognition and long-term engagement by our key employees.

We believe the Plan Amendment and the increase in available shares under the 2021 Plan is critical to our ability to drive our business objectives by ensure we are able to provide meaningful equity retention awards to our employees.

Historical Share Usage and Dilution

The following table sets forth information regarding awards granted and the burn rate for each of the last three fiscal years and the average burn rate over such period relating to the 2021 Plan. For each fiscal year, the burn rate has been calculated as the quotient of (1) the sum of (i) restricted stock units (“RSUs”) granted in such year, (ii) performance stock units (“PSUs”) granted in such year, and (iii) stock options granted in such year, divided by (2) the weighted average number of shares of our Common Stock outstanding at the end of such year.

	Fiscal Year Ended December 31
	2024	2023	2022	Three-Year Average
RSU Awards Granted	257,466	679,989	540,786	492,747
PSU Awards Granted	150,000	532,942	152,000	278,314
Stock Options Granted	1,200	45,000	300,000	115,400
Weighted Average Shares Outstanding	12,675,923	11,554,615	10,140,827	11,457,122
Burn Rate	3.2%	10.9%	9.8%	7.7%
Stock Price as of Date of Annual Grant	$3.97	$15.40	$37.16	$18.84

Our Board of Directors evaluated the dilution potentially caused by the Plan Amendment in connection with its approval of the Plan Amendment. Our Board of Directors believes the potential dilutive impact of the increase in the number of shares of Common Stock proposed to be added under the 2021 Plan is reasonable in light of the objectives and other considerations summarized above.

The table below shows the potential dilution resulting from the Plan Amendment based on the number of shares of our Common Stock outstanding as of July 9, 2025 and our fully-diluted capitalization as of July 9, 2025, the additional shares of Common Stock requested under the Plan Amendment, and the total equity awards outstanding under the 2021 Plan as of July 9, 2025.

We believe that the number of shares of Common Stock proposed to be added to the 2021 Plan by the Plan Amendment represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards, while also pursuing our objectives to (a) create a culture of ownership among our employee base, (b) align the interests of our employees and stockholders, (c) attract and retain top talent, and (d) reduce the amount of cash used in our compensation programs in order to build the amount of cash we have available to operate and grow our business.

Shares available under 2021 Plan Prior to Plan Amendment:
Total 2021 Plan shares as of January 1, 2025 (after evergreen increase)	613,022
Total awards outstanding as of June 30, 2025	1,653,767
Available shares as of June 30, 2025 (prior to Plan Amendment)	556,011
Additional shares requested for the 2021 Plan under Plan Amendment:	2,000,000
Total potential 2021 Plan overhang:(1)	4,209,778
Fully-diluted shares, including additional shares requested under Plan Amendment:(2)	26,486,537
Potential fully-diluted overhang assuming Plan Amendment:	15.89%

(1)

Total potential 2021 Plan overhang calculated as the sum of the total shares of Common Stock that remain available for issuance under the 2021 Plan as of June 30, 2025, plus the total number of shares of Common Stock issuable under awards made under the 2021 Plan and outstanding as of July 9, 2025, plus the 2,000,000 additional shares of Common Stock to be added to the 2021 Plan by the Plan Amendment.

(2)

Fully-diluted shares calculated as the sum of: 14,872,017 shares issued and outstanding as of the record date for the Special Meeting, 6,836,237 shares of Common Stock issuable upon the exercise of the outstanding Warrants, 500,003 shares of Common Stock issuable under RSU inducement grants issued to our Chief Executive Officer, 68,502 shares of Common Stock subject to outstanding awards under our 2017 Stock Incentive Plan as of July 9, 2025, and 4,209,778 shares of Common Stock that remain available for issuance under the 2021 Plan as of July 9, 2025 (including the 2,000,000 additional shares of Common Stock to be added to the 2021 Plan by the Plan Amendment).

Description of the Amended Plan

A summary description of the material features of the Amended Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the Amended Plan and is qualified by reference to the Plan Amendment and the Amended Plan attached hereto as Appendix A and Appendix B, respectively. Stockholders should refer to the Amended Plan for more complete and detailed information about the terms and conditions of the Amended Plan.

Shares Available and Certain Limitation

The Amended Plan provides that a maximum number of 5,071,068 shares of our Common Stock may be issued pursuant to the Amended Plan, subject to adjustment as provided by the Amended Plan, (the “Initial Maximum”), which Initial Maximum will be automatically increased on each January 1st by an amount equal to the lesser of (i) 4% of the total number of shares of our Common Stock issued and outstanding on each December 31st immediately prior to the date of increase and (ii) a number of shares of our Common Stock determined by the plan administrator. A number of shares of our Common Stock up to the Initial Maximum may be issued under the Amended Plan as incentive stock options. Non-employee directors may not be granted awards during any calendar year with a grant date fair value that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $750,000 in total value or $1,000,000 in total value upon initial appointment.

Shares of our Common Stock subject to an award under the Amended Plan that remain unissued upon the cancellation, termination or expiration of the award will again become available for grant under the Amended Plan. However, shares of our Common Stock that are exchanged by a participant or withheld by us as full or partial payment in connection with any award under the Amended Plan, as well as any shares of our Common Stock exchanged by a participant or withheld by us to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the Amended Plan. To the extent an award is paid or settled in cash, the number of shares of our Common Stock previously subject to the award will again be available for grants pursuant to the Amended Plan. To the extent that an award can only be settled in cash, such award will not be counted against the total number of shares of our Common Stock available for grant under the Amended Plan.

Awards and Vesting

Restricted Stock Units and Restricted Stock. RSUs and restricted stock may be granted under the Amended Plan. The plan administrator will determine the purchase price, vesting schedule and performance objectives, if any, applicable to the grant of RSUs and restricted stock. If the restrictions, performance objectives or other conditions determined by the plan administrator are not satisfied, the RSUs and restricted stock will be forfeited. Subject to the provisions of the Amended Plan and the applicable individual award agreement, the plan administrator may provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances as set forth in the applicable individual award agreement, including the attainment of certain performance goals, a participant’s termination of employment or service, or a participant’s death or disability. The rights of RSU and restricted stock holders upon a termination of employment or service will be set forth in individual award agreements.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such restricted stock, provided that any dividends declared during the restricted period with respect to such restricted stock will generally only become payable if the underlying restricted stock vests. During the restricted period, participants with RSUs will generally not have any rights of a stockholder, but, if the applicable individual award agreement so provides, may be credited with dividend equivalent rights that will be paid at the time that shares of our Common Stock in respect of the related RSUs are delivered to the participant.

Stock Options. We may issue stock options under the Amended Plan. Options granted under the Amended Plan may be in the form of non-qualified options or “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) as set forth in the applicable individual option award agreement. The exercise price of all options granted under the Amended Plan will be determined by the plan administrator, but in no event may the exercise price be less than 100% of the fair market value of the related shares of our Common Stock on the date of grant. The maximum term of all stock options granted under the Amended Plan will be determined by the plan administrator, but may not exceed ten years. Each stock option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual option agreement.

Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) may be granted under the Amended Plan either alone or in conjunction with all or part of any option granted under the Amended Plan. A free-standing SAR granted under the Amended Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our Common Stock over the base price of the free-standing SAR. A SAR granted in conjunction with all or part of an option under the Amended Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our Common Stock over the exercise price of the related option. Each SAR will be granted with a base price that is not less than 100% of the fair market value of the related shares of our Common Stock on the date of grant. The maximum term of all SARs granted under the Amended Plan will be determined by the plan administrator, but may not exceed ten years. The plan administrator may determine to settle the exercise of a SAR in shares of our Common Stock, cash or any combination thereof.

Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.

Other Stock-Based Awards. Other stock-based awards, valued in whole or in part by reference to, or otherwise based on, shares of our Common Stock (including dividend equivalents) may be granted under the Amended Plan. Any dividend or dividend equivalent awarded under the Amended Plan will be subject to the same restrictions, conditions and risks of forfeiture as the underlying awards and will only become payable if the underlying awards vest. The plan administrator will determine the terms and conditions of such other stock-based awards, including the number of shares of our Common Stock to be granted pursuant to such other stock-based awards, the manner in which such other stock-based awards will be settled (e.g., in shares of our Common Stock or cash or other property), and the conditions to the vesting and payment of such other stock-based awards (including the achievement of performance objectives).

Bonuses payable in fully vested shares of our Common Stock and awards that are payable solely in cash may also be granted under the Amended Plan.

Performance Criteria. The plan administrator may grant equity-based awards and incentives under the Amended Plan that are subject to the achievement of performance objectives selected by the plan administrator in its sole discretion. The business criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to us or any of our affiliates, or one of our divisions or strategic business units or a division or strategic business unit of any of our affiliates, or may be applied to our performance relative to a market index, a group of other companies or a combination thereof, all as determined by the plan administrator. The business criteria may also be subject to a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made. The plan administrator will have the authority to make equitable adjustments to the business criteria, as may be determined by the plan administrator in its sole discretion.

Certain Transactions and Withholding Taxes

In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of our Common Stock, cash or other property), stock split, reverse stock split, subdivision or consolidation, combination, exchange of shares or other change in corporate structure affecting the shares of our Common Stock, an equitable substitution or proportionate adjustment shall be made, at the sole discretion of the plan administrator, in (i) the aggregate number of shares of our Common Stock reserved for issuance under the Amended Plan, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the Amended Plan, (iii) the kind, number and purchase price of shares of our Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs, stock bonuses and other stock-based awards granted under the Amended Plan or (iv) the performance goals and periods applicable to awards granted under the Amended Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of our Common Stock, cash or other property covered by such awards over the aggregate exercise price or base price, if any, of such awards, but if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares of our Common Stock, cash or other property covered by such award, our board of directors may cancel the award without the payment of any consideration to the participant.

Unless otherwise determined by the plan administrator and evidenced in an award agreement, in the event that (i) a “change in control” (as defined in the Amended Plan) occurs and (ii) a participant’s employment or service is terminated without cause, or with good reason (to the extent applicable), within 12 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise shall become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted under the Amended Plan will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be achieved at target performance levels.

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of an amount up to the maximum statutory rates in the participant’s applicable jurisdictions with respect to any award granted under the Amended Plan, as determined by us. We have the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of our Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of our Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy our withholding obligation with respect to any award.

Amendment, Termination and Clawback Provisions

The Amended Plan provides our board of directors with the authority to amend, alter or terminate the Amended Plan, but no such action may adversely affect the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may adversely affect the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.

No award will be granted pursuant to the Amended Plan on or after the tenth anniversary of the effective date of the Amended Plan (although awards granted before that time will remain outstanding in accordance with their terms).

All awards will be subject to the provisions of any clawback policy implemented by us to the extent set forth in such clawback policy, and will be further subject to such deductions and clawbacks as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement.

New Plan Benefits

Generally, it is not possible to determine the specific amounts and types of awards that may be awarded under the Amended Plan because all awards under the Amended Plan are subject to the discretion of the compensation committee of the Board of Directors. However, as summarized above, awards with respect to 2,000,000 shares of Common Stock are intended to be made under the Amended Plan in the form of retention awards to the Company’s key employees. However, such retention awards have not yet been allocated to specific key employees, and the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future, and a new plan benefits table is thus not provided.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to our 2021 Plan as of December 31, 2024.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	1,261,693	$28.59	613,024
Equity compensation plans not approved by stockholders	—	—	—

Total	1,261,693	$28.59	613,024

Vote Required and Board of Directors’ Recommendation

The approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Special Meeting. Abstentions will be treated as votes against Proposal No. 2. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal No. 2. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT TO THE 2021 PLAN TO RESERVE AN ADDITIONAL 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE 2021 PLAN.

PROPOSAL NO. 3: ADJOURNMENT

Overview

Proposal No .3 asks stockholders to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Special Meeting, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve Proposal No. 1 or Proposal No. 2.

Consequences if the Adjournment Proposal is Not Approved

If Proposal No. 3 is not approved by the stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve Proposal No. 1 or Proposal No. 2.

Vote Required For Approval

To be approved by the stockholders, this item must receive the FOR vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the matter at the Special Meeting. You may vote FOR, AGAINST or ABSTAIN on this proposal. A majority of the votes cast means that the number of votes cast FOR a proposal exceeds the number of votes cast AGAINST this proposal. Abstentions will not be voted and will have no effect on this proposal. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal No. 3. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 3.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTES AT THE TIME OF THE SPECIAL MEETING, THERE ARE INSUFFICIENT SHARES OF OUR CAPITAL STOCK REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM NECESSARY TO CONDUCT BUSINESS AT THE SPECIAL MEETING OR AT THE TIME OF THE SPECIAL MEETING, TO APPROVE PROPOSAL NO. 1 OR PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our Common Stock for the following:

•	Each stockholder known by us to beneficially own more than 5% of our Common Stock;

•	Each of our named executive officers;

•	Each of our directors; and

•	All current executive officers and directors as a group.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage.

Our determination of the percentage of beneficial ownership is based on 14,872,017 shares of our Common Stock outstanding as of July 9, 2025. Unless otherwise indicated, the business address of each such beneficial owner is c/o 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas 78759.

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent
5% Stockholders:
ARC Family Trust(1)	1,174,086	7.9%
AV Securities, Inc.(2)	3,890,384	22.9%
CH FTC LLC and other lenders(3)	4,695,853	24.0%
South Lake One LLC(4)	1,486,759	10.0%
Named Executive Officers and Directors:
Shaker Sadasivam(5)	1,521,235	10.2%
Yann Brandt(6)	241,695	1.6%
Sasan Aminpour(7)	95,464	*
Cathy Behnen(8)	28,597	*
Pablo Barahona(9)	11,914	*
Ahmad Chatila(10)	228,767	1.5%
Lisan Hung(11)	37,163	*
William Aldeen “Dean” Priddy, Jr. (12)	46,750	*
David Springer(13)	930,158	6.3%
Darrell Jackson	—	* %
Maximillian Sultan	—	*
All current Executive Officers and Directors as a group (11 individuals)	3,141,743	21.0%

*	Less than one percent (1%)
(1)

The ARC Family Trust was established by Mr. Chatila for the benefit of certain members of his family. Based on Amendment No. 3 of Schedule 13G filed February 14, 2025, Mr. Shaker Sadasivam, the Chair of our Board of Directors, is the trustee of the ARC Family Trust and has shared voting and dispositive power with respect to the shares of common stock held by ARC Family Trust. As of July 9, 2025, Mr. Sadasivam had sole voting and dispositive power with respect to an additional 347,149 shares of common stock currently held (see footnote (5) below). The address of this stockholder is 20 Montchanin Road, Suite 100, Greenville, DE 19807.
(2)

Consists of (i) 1,750,000 shares of common stock issued upon the exercise of the Warrant to Purchase Common Stock dated December 4, 2024 and (ii) 2,140,384 shares of common stock issuable upon exercise of a Warrant. The address of this stockholder is Torre de las Americas, Ofc C-1903, Ciudad de Panama, Panama.

(3)

Consists of an aggregate 4,695,853 shares of common stock issuable upon exercise of Warrants, the exercise of which are subject to a 4.99% beneficial ownership limitation as set forth in such Warrants. The address of this holder is 650 5th Avenue, Suite 1400, New York, NY 10019.

(4)

Based on Amendment No. 1 to Schedule 13G filed February 1, 2023, on behalf of South Lake One LLC (“South Lake One”), South Cone Investments Limited Partnership (“South Cone”), and South Lake Management LLC (“South Lake Management”). South Lake Management is controlled and managed by the Class A and Class B members of its Board of Managers whereby no member of the Board of Managers has direct or indirect control of South Lake Management, and no member of South Lake Management individually has the power to control South Lake Management or replace its Board of Managers. South Lake Management directly controls South Cone as its general partner with the power to manage South Cone. South Cone directly owns 100% of the issued and outstanding membership interest of South Lake One. South Lake One is managed by the Class A and Class B members of its Board of Managers whereby no member of the Board of Manager has direct or indirect control of South Lake One. South Cone, as the sole member of South Lake One, has the power to control South Lake One and replace its Board of Managers. South Lake One holds an aggregate of 1,486,759 shares of our common stock. The principal business address for South Lake One, South Cone and South Lake Management is 5711 Pdte. Riesco, Office No. 1603, Las Condes, Santiago, Chile.

(5)

Consists of (i) 1,174,086 shares of common stock held by the ARC Family Trust, (ii) 45,439 shares of common stock held by Mr. Sadasivam, and (iii) 301,710 shares of common stock held by ChristSivam, LLC. Mr. Sadasivam is the trustee of the ARC Family Trust and has shared voting and dispositive power with respect to the shares of common stock held by ARC Family Trust. Mr. Sadasivam is also the Manager of ChristSivam, LLC and has sole voting and dispositive power with respect to the shares of common stock held by ChristSivam, LLC. See also above footnote (1) for further information about ARC Family Trust. Mr. Sadasivam has no pecuniary interest in any shares of common stock held by ARC Family Trust, and therefore, disclaims beneficial ownership of any such shares for purposes of Section 16 of the Exchange Act. The address of this stockholder is 1950 Pine Run Drive, Chesterfield, MO 63108..

(6)

Consists of (i) 191,697 shares of common stock held by Mr. Brandt, (ii) 33,332 shares of common stock to be issued from the settlement of RSUs that have vested, and (iii) 16,666 shares of common stock that will vest within 60 days of July 9, 2025 held by Mr. Brandt.

(7)

Consists of (i) 79,794 shares of common stock held by Mr. Aminpour, (ii) 8,894 shares of common stock to be issued from the settlement of RSUs that have vested, and (iii) 6,776 shares of common stock to be issued from the settlement of RSUs that will vest within 60 days of July 9, 2025, held by Mr. Aminpour.

(8)

Consists of (i) 25,146 shares of common stock held by Ms. Behnen, (ii) 2,162 shares of common stock to be issued from the settlement of RSUs that have vested, and (iii) 1,289 shares of common stock to be issued from the settlement of RSUs that will vest within 60 days of July 9, 2025, held by Ms. Behnen.

(9)

Consists of (i) 4,000 shares of common stock held by Mr. Barahona and (ii) 7,914 shares of common stock to be issued from settlement of RSUs that will vest within 60 days of July 9, 2025, held by Mr. Barahona.

(10)	Consists of (i) 227,536 shares of common stock held by Mr. Chatila and (ii) 1,231 shares of common stock to be issued from settlement of RSUs that have vested as of July 9, 2025, held by Mr. Chatila.
(11)	Consists of 37,163 shares of common stock held by Ms. Hung.
(12)	Consists of 46,750 shares of common stock held by Mr. Priddy.
(13)

Consists of (i) 780,177 shares of common stock held by Mr. Springer, (ii) 49,136 shares of common stock held by the DS 2022 GRAT, (iii) 33,615 shares of common stock held by ZS 2021 Trust, (iv) 33,615 shares of common stock held by NS 2021 Trust, and (v) 33,615 shares of common stock held by AS 2021 Trust. As stated in Amendment No. 3 to Schedule 13G filed February 14, 2025, with respect to the DS 2022 GRAT, Mr. Springer is (a) the sole trustee, (b) has sole voting and dispositive power with respect to the shares of common stock held by the trust and (c) has sole power to acquire for himself any asset held in the trust, including the shares of common stock, by substituting other property of equivalent value. With respect to the ZS 2021 Trust, the NS 2021 Trust and the AS 2021 Trust, Mr. Springer has sole power to acquire for himself any asset held in the trust, including the shares of common stock, by substituting other property of equivalent value.

STOCKHOLDER PROPOSALS

Our amended and restated bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a stockholder must comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our amended and restated bylaws also specify requirements as to the form and content of a stockholder’s notice.

Stockholders who intend to present a proposal at the 2026 Annual Meeting must provide our Corporate Secretary at 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759, with written notice of such proposal no earlier than February 11, 2026 and no later than March 13, 2026; provided, however, that if the 2026 Annual Meeting is not within 30 days before or 60 days after June 11, 2026, notice by a stockholder must be delivered no later than the close of business on the tenth day following the day on which notice of the date of the 2026 Annual Meeting is mailed to such stockholder or public disclosure of the date of the 2026 Annual Meeting is made, whichever occurs first. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

In addition, stockholders who, in accordance with Rule 14a-8, wish to present a stockholder proposal for inclusion in the proxy materials to be distributed by us in connection with our 2026 Annual Meeting must provide the proposal to our Chief Financial Officer at 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759 on or before February 11, 2026, for such proposal to be eligible for inclusion in our Proxy Statement and form of proxy relating to that meeting. Such proposals must meet the requirements and procedures prescribed by Rule  14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING

Pursuant to the rules of the SEC, with respect to the Special Meeting, we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our Proxy Statement for the Special Meeting at www.proxydocs.com/FTCI.

To the extent we are requested to deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Chief Financial Officer by phone at (737) 787-7906 or by mail to FTC Solar, Inc., 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information that we file or furnish with the SEC electronically. Copies of our reports on Form 10-K, Form 10-Q,

Form 8-K, and amendments to those reports may also be obtained, free of charge, electronically through our investor relations website located at investor.ftcsolar.com as soon as reasonably practical after we file such material with, or furnish it to, the SEC. A copy of this Proxy Statement is available without charge upon written request to: Chief Financial Officer, FTC Solar, Inc., 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Special Meeting other than the matters set forth in the Notice of Special Meeting of Stockholders and matters incident to the conduct of the Special Meeting. If any other matter should properly come before the Special Meeting, the persons named as proxy holders in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,
Cathy Behnen
Secretary

[●], 2025

Appendix A

Amendment No. 1 to 2021 Stock Incentive Plan

This Amendment No. 1 to Stock Incentive Plan (the “Amendment”) to the FTC Solar, Inc. 2021 Stock Incentive Plan (the “Plan”) is made by FTC Solar, Inc., a Delaware corporation (the “Company”), effective as of the date of its approval by the stockholders of the Company at the Special Meeting of Stockholders.

This Amendment was approved by the Company’s Board of Directors effective July 15, 2025.

1. Amendments.

a.	Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Share Reserve.

(1) The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 5,071,068, which, for the avoidance of doubt, reflects the reverse stock split effective as of November 29, 2024 (the “Share Reserve”) (subject to further adjustment as provided Section 5); provided, however the Share Reserve will automatically increase on January 1st of each calendar year (each, an “Evergreen Date”), prior to the tenth anniversary of the Effective Date, in an amount equal to the lesser of (i) 4% of the total number of shares of Common Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date and (ii) a number of shares of Common Stock determined by the Administrator.

(2) All and up to 5,071,068 Shares (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.”

2. Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect, and the forms of stock option award agreements, restricted stock units award agreements and any outstanding award agreements under the Plan shall effectively adopt the amendments herein, as applicable.

A-1

Appendix B

FTC SOLAR, INC.

2021 STOCK INCENTIVE PLAN

(as Amended by Amendment No. 1)

Section 1. Purpose of Plan.

The name of the Plan is the FTC Solar, Inc. 2021 Stock Incentive Plan (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected officers, employees, non-employee directors, and consultants of the Company or its Affiliates (as hereinafter defined) whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus, Other Stock-Based Award or Cash Award granted under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion.

(e) “Base Price” has the meaning set forth in Section 8(b) hereof.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Award” means an Award granted pursuant to Section 12 hereof.

(i) “Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means (i) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment or service; (ii) the indictment of, or conviction of, or entering of a plea of nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or the Company (including any of its Subsidiaries or Affiliates) subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by or service to the Company (including any Subsidiary or Affiliate for whom the Participant may be employed by or providing services to at the time) or the Participant’s failure to comply with any of the restrictive covenants to which the Participant is subject; (v) the Participant’s willful failure to comply with any material policies or procedures of the Company as in effect from time to time, provided that the Participant shall have been delivered a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure; or (vi) the Participant’s failure to perform the material duties in connection with the Participant’s position, unless the Participant remedies the failure referenced in this clause (vi) no later than ten (10) days following delivery to the Participant of a written notice from the Company (including any of its Subsidiaries or Affiliates) describing such failure in reasonable detail (provided that the Participant shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vi)).

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event; (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation; (iii) combination or exchange of shares; or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means, unless otherwise defined in an Award Agreement, an event set forth in any one of the following paragraphs shall have occurred:

(1) any Person (or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (2) below;

(2) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(3) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof; or

(4) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the foregoing, for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee.

(n) “Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company.

(o) “Company” means FTC Solar, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Consultant” means a consultant or advisor who is not an Employee or Non-Employee Director and who performs bona fide services for the Company, a Parent or Subsidiary.

(q) “Disability” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant, as determined by the Administrator in its sole discretion, is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(r) “Effective Date” has the meaning set forth in Section 20 hereof.

(s) “Eligible Recipient” means an Employee, Non-Employee Director or Consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an Employee, Non-Employee Director, or Consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t) “Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary and who is an “employee” within the meaning of section 3401(c) of the Code and regulations issued thereunder, including without limitation the officers of the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(v) “Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase such shares of Common Stock issuable upon the exercise of such Option.

(w) “Fair Market Value” of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on the date of grant, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock or other security on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share of Common Stock or other security in such over-the-counter market for the last preceding date on which there was a sale of such share of Common Stock or other security in such market.

(x) “Free Standing Right” has the meaning set forth in Section 8(a) hereof.

(y) “Good Reason” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant; provided that if no such agreement exists or if such agreement does not define “Good Reason,” Good Reason and any provision of the Plan that refers to Good Reason shall not be applicable to such Participant.

(z) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(aa) “Non-Employee Director” means a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee.

(bb) “Nonqualified Stock Option” means an Option that is not designated as an ISO.

(cc) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(dd) “Other Stock-Based Award” means an Award granted pursuant to Section 10 hereof.

(ee) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ff) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(gg) “Plan” has the meaning set forth in Section 1 hereof.

(hh) “Related Right” has the meaning set forth in Section 8(a) hereof.

(ii) “Restricted Stock” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.

(jj) “Restricted Stock Unit” means the right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.

(kk) “Rule 16b-3” has the meaning set forth in Section 3(a) hereof.

(ll) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(mm) “Stock Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.

(nn) “Stock Bonus” means a bonus payable in fully vested shares of Common Stock granted pursuant to Section 11 hereof.

(oo) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(pp) “Transfer” has the meaning set forth in Section 18 hereof.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Awards are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Stock Appreciation Right, (iv) the vesting schedule applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and

(10) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(d) The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.

Section 4. Shares Reserved for Issuance; Certain Limitations

(a) Share Reserve.

(1) The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 5,071,068, which, for the avoidance of doubt, reflects the reverse stock split effective as of November 29, 2024 (the “Share Reserve”) (subject to further adjustment as provided Section 5); provided, however the Share Reserve will automatically increase on January 1st of each calendar year (each, an “Evergreen Date”), prior to the tenth anniversary of the Effective Date, in an amount equal to the lesser of (i) 4% of the total number of shares of Common Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date and (ii) a number of shares of Common Stock determined by the Administrator.

(2) All and up to 5,071,068 Shares (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.

(b) Share Issuance and Counting. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan, and notwithstanding that a Stock Appreciation Right is settled by the delivery of a net number of shares of Common Stock, the full number of shares of Common Stock underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

(c) Certain Limitations. No Participant who is a Non-Employee Director shall be granted (i) Awards during any calendar year that, when aggregated with such Non-Employee Director’s cash fees with respect to such calendar year, exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes) or (ii) initial Awards upon the election of the Non-Employee Director to the Board exceeding $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes).

Section 5. Equitable Adjustments.

(a) In the event of any Change in Capitalization (including a Change in Control), an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of other property, subject to outstanding Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards granted under the Plan or (iv) the performance goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

(b) Without limiting the generality of the foregoing, in connection with a Change in Capitalization (including a Change in Control), the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Board may cancel such Award without the payment of any consideration to the Participant.

(c) The determinations made by the Administrator or the Board, as applicable, pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a) General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, except as provided in the applicable Award Agreement, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related shares of Common Stock on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise, referred to as “net exercise,” with a Fair Market Value up to or equal to (but not exceeding) the applicable aggregate Exercise Price with the remainder paid in cash or other form of payment permitted by the Award Agreement), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) in any other form of consideration approved by the Administrator and permitted by applicable law or (iv) by any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or its subsidiary corporation (as such term is defined in Section 424(e) of the Code).

(i) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(ii) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(iii) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing promptly after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(iv) Expiration Date. Notwithstanding provisions of Section 20 hereof, the term of any ISO granted hereunder shall not extend beyond the 10th anniversary of the date the Board adopted the Plan.

(g) Rights as Stockholder. Except as provided in the applicable Award Agreement, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.

(h) Termination of Employment or Service. In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Base Price. Except as provided in the applicable Award Agreement, each Stock Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related shares of Common Stock on the date of grant (such amount, the “Base Price”).

(c) Rights as Stockholder. Except as provided in the applicable Award Agreement, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares, if any, subject to a Stock Appreciation Right until such Stock Appreciation Right has been exercised and settled in the form of Shares and the Participant and has satisfied the requirements of Section 16 hereof.

(d) Exercisability.

(1) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.

(e) Consideration Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash), to the extent set forth in the Award Agreement.

(f) Termination of Employment or Service.

(1) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.

(2) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Stock and Restricted Stock Units.

(a) General. Restricted Stock and Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time prior to which Restricted Stock or Restricted Stock Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance goals (if any); and all other conditions of the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates.

(1) Except as otherwise provided in Section 9(b)(3) hereof, (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock.

(2) With respect to an Award of Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, stock certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of shares of Common Stock underlying the Award of Restricted Stock Units.

(3) Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.

(4) Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Stock and Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Award Agreement may provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as set forth in the Award Agreement, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to shares of Restricted Stock during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares; provided, however, that except as provided in the applicable Award Agreement, any dividends declared during the Restricted Period with respect to such shares shall only become payable if (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of shares of Common Stock covered by Restricted Stock Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant.

(d) Termination of Employment or Service. The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.

(e) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award, to the extent set forth in the Award Agreement.

Section 10. Other Stock-Based Awards.

Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and shall only become payable if (and to the extent) the underlying Awards vest. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards.

Section 11. Stock Bonuses.

In the event that the Administrator grants a Stock Bonus, the Shares constituting such Stock Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

Section 12. Cash Awards.

The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance goals.

Section 13. Change in Control Provisions.

Except as provided in the applicable Award Agreement, in the event that (a) a Change in Control occurs and (b) either (x) an outstanding Award is not assumed or substituted in connection therewith or (y) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:

(a) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and

(b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at target performance levels.

For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).

Section 14. Amendment and Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would adversely affect the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall adversely affect the rights of any Participant without his or her consent. In addition, the Administrator shall, without the approval of the stockholders of the Company, have the authority to (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.

Section 15. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 16. Withholding Taxes.

As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from such delivery Shares or other property, as applicable, or (ii) by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.

Section 17. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator or except for estate planning purposes, subject to the Participant’s and/or the transferee’s execution of any additional documentation reasonably required by the Company. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.

Section 18. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 19. Effective Date.

The Plan was adopted by the Board on April 16, 2021, was approved by its stockholders on April 16, 2021 and became effective on April 27, 2021 (“Effective Date”).

Section 20. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 21. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election in accordance with the regulations under Section 83 of the Code.

Section 23. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a) Each Award granted under the Plan shall be subject to any applicable recoupment policy maintained by the Company or any of its Affiliates as in effect from time to time.

(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 28. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 29. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.

Section 30. Titles and Headings.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Section 33. Provisions for Foreign Participants.

The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed or residing outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address applicable law, including (a) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION

Your vote C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. FTC Solar, Inc. Internet: www.proxydocs.com/FTCI • Cast your vote online Special Meeting of Stockholders • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of July 9, 2025 Phone: Thursday, September 4, 2025 10:00 AM, Central Time 1-866-570-3312 This meeting will be held live via the Internet—please visit • Use any touch-tone telephone • Have your Proxy Card ready www.proxydocs.com/FTCI for more details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 10:00 AM, Central Time, September 4, 2025. Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/FTCI This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Yann Brandt and Cathy Behnen (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of FTC Solar, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

FTC Solar, Inc. Special Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN 1. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of an aggregate FOR 6,836,237 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), #P1# #P1# #P1# issuable upon exercise of certain Warrants to Purchase Common Stock (the “Warrants”), in excess of the exercise caps applicable to the Warrants; 2. To approve an amendment to our 2021 Stock Incentive Plan (the “2021 Plan”) to reserve an FOR additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan; #P2# #P2# #P2# 3. To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further FOR solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, #P3# #P3# #P3# there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2; 4. To transact such other business that may properly come before the Special Meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/FTCI Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date